UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – October 15, 2019

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 South Tryon Street, Charlotte, NC (Address of principal executive offices)		28202 (Zip Code)

Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share*	HON	The New York Stock Exchange
0.650% Senior Notes due 2020	HON 20	The New York Stock Exchange
1.300% Senior Notes due 2023	HON 23A	The New York Stock Exchange
2.250% Senior Notes due 2028	HON 28A	The New York Stock Exchange

* The common stock is also listed on the London Stock Exchange.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 15, 2019, the Board of Directors (the “Board”) of Honeywell International Inc. (the “Company”) elected Mr. Michael Madsen, age 56, to serve as President and CEO of Honeywell Aerospace. Mr. Madsen will serve as a Company executive officer and report to the Chairman and CEO of the Company, Mr. Darius Adamczyk.

Since 2015, Mr. Madsen has served as Vice President, Integrated Supply Chain, for Honeywell Aerospace, with broad responsibility for the business group’s global supply chain and manufacturing facilities. Immediately prior to that role, he served as President, Honeywell Aerospace Defense and Space, a unit that served original equipment manufacturers (OEMs) along with aftermarket, military, government agency and commercial helicopter customers internationally. Mr. Madsen also held leadership positions within the Air Transport and Regional business. Mr. Madsen began his career at Honeywell as an engine performance engineer supporting the TFE731, ATF3 and CFE738 engines. He also led development activities on a wide range of products ranging from solar dynamic power systems to cryogenic valves, launch vehicle actuation systems and aircraft pneumatic components. Mr. Madsen earned a B.S. in aerospace engineering from Arizona State University and an M.B.A. from Duke University.

Mr. Madsen succeeds Mr. Timothy Mahoney, age 63, who has been appointed to the newly-created position of Senior Vice President, Enterprise Transformation, effective October 15, 2019. In this position, Mr. Mahoney will continue to report to Mr. Adamczyk and will have broad responsibilities for Honeywell Digital, the Company’s global, cross-functional digitization initiative that is driving improvements in customer service and efficiency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2019	HONEYWELL INTERNATIONAL INC.

By: /s/ Anne T. Madden
Anne T. Madden
Senior Vice President and General Counsel